UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia		22107-0150
(Address of Principal Executive Offices)		(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

TEGNA Inc. (“TEGNA” or the “Company”) will be meeting with investors at a conference this week and providing full year 2018 political advertising guidance. The Company expects total political advertising revenue for 2018 to be in the range of $180 million to $200 million, a record for TEGNA in a non-presidential election year. TEGNA’s previous record for a mid-term election was $160 million in 2014. TEGNA has a very strong footprint for this year’s mid-term elections, with both spending levels and the number of competitive races reaching new highs. The Company’s anticipated 2018 full-year political advertising revenue reflects the critical role strong local broadcast stations play in political marketing strategies.

Safe Harbor for Forward-Looking Statements

Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including statements with respect to the expected financial results of the Company. Any forward-looking statements contained herein are based on Company management’s current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause the Company’s actual results or actions to differ materially from what is expressed or implied by these statements. These statements include, but are not limited to: our confidence in the future performance of the Company, the execution of our growth and capital allocation strategies and the realization of financial benefits from these strategies. Economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and in subsequent filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements other than as required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Victoria D. Harker
Victoria D. Harker
Executive Vice President and Chief Financial Officer

Date: September 4, 2018